UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2004

NASTECH PHARMACEUTICAL COMPANY INC.

(Exact name of registrant as specified in charter)

DELAWARE	0-13789	11-2658569
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3450 Monte Villa Parkway Bothell, Washington		98021
(Address of principal executive offices)		(Zip Code)

425-908-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 8, 2004, Nastech Pharmaceutical Company Inc. (the “Registrant”) issued a press release in which it announced that the Company has entered into separate agreements with two undisclosed research partners to evaluate the development of proprietary formulations for the nasal delivery of compounds useful for the treatment of type 2 diabetes and Alzheimer’s disease. Financial terms were not disclosed.

In connection with the foregoing, the Registrant hereby furnishes the following exhibit:

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits.

Exhibit Number	Description
99.1	Press Release of Nastech Pharmaceutical Company Inc. dated November 8, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc.
(Registrant)

By:	/s/ Gregory L. Weaver

Name:	Gregory L. Weaver
Title:	Chief Financial Officer

Dated:
November 12, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Nastech Pharmaceutical Company Inc. dated November 8, 2004.